UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21860

Wegener Investment Trust

(Exact name of registrant as specified in charter)

5575 Vincent Gate Terrace, #1248

Alexandria, VA 22312

 (Address of principal executive offices)

(Zip code)

Steven M. Wegener

5575 Vincent Gate Terrace, #1248

Alexandria, VA 22312

 (Name and address of agent for service)

With copies to:

JoAnn M. Strasser

Thompson Hine LLP

312 Walnut Street, 14th floor

Cincinatti, Ohio 45202

Registrant's telephone number, including area code: (703) 282-9380

Date of fiscal year end: June 30

Date of reporting period: June 30, 2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

WEGENER ADAPTIVE GROWTH FUND

A SERIES OF THE WEGENER INVESTMENT TRUST

June 30, 2009

Dear Fellow Shareholders,

Since the inception of the Wegener Adaptive Growth Fund on 9/13/2006 through 6/30/2009, the Fund’s annualized return was 8.05%. In that same time period, the S&P 500’s annualized return was –10.11% and the Russell 2000’s annualized return was –10.89%.  Through the year ended on 6/30/2009, the Fund’s return was 3.36%, the S&P 500’s return was –26.21%, and the Russell 2000’s return was –25.01%.

Stock Selection

Using monthly data, between June 2008 and September 2008 the Fund declined 18.22%.  This decline was caused primarily by Adviser’s (Wegener, LLC) stock selection performing worse than the market. Prior to this, the Fund’s stock selection had been the greatest source of return for the Fund.  As of the end of June 2009, the stock selection, even after the decline from the previous summer, had roughly covered the Fund’s expenses since inception. We still believe that the Fund’s stock selection will add value longer term, but as the latest decline shows those potential future returns are not risk free.

Stock Selection Combined With Market Exposure Adjustments

One benefit of having multiple sources of potential return is that they can offset each other’s weak periods.

Since inception until June 2007, the Fund’s market exposure was kept at roughly 20% and prevented the Fund from fully participating in the market increase at the time. However, the Fund’s stock selection was performing well enough that the Fund only lagged the S&P 500 15.73% to 11.90%.

In the year that followed, the S&P 500 returned –13.12%. The Fund’s market exposure wasn’t able to add much to the Fund’s return but did prevent the Fund from falling with the market.  Meanwhile, the Fund’s stock selection helped the Fund return 7.40%.

In the year ended June 2009 the Fund’s stock selection performed poorly but was offset by the Fund’s market exposure finally being able to add significantly to the Fund’s return. This was done by avoiding most of the market decline and then participating to a much greater extent in the rally that followed the market bottom in March 2009.

Partial Market Cycle Returns

While we would like to maintain positive returns when the market declines, it isn’t necessary to achieve strong full market cycles returns. In the current case, the market would have to increase further in order to measure a full market cycle from its June 2008 level. So the following is an analysis of the current partial market cycle.

Using monthly data since June 2008, the Fund had declined by 21.44% at its lowest point (January 2009) and by 20.67% at the market’s lowest point (March 2009).  Over those time periods the S&P 500 was down 34.51% and 41.48% respectively. The Russell 2000 was down 35.07% and 42.96%.

Using the Fund and market troughs from above to calculate performance until the end of June 2009, the Fund rose by 31.58% and 30.29% respectively. The S&P 500 rose by 12.66% and 26.08%, and the Russell 2000 rose by 15.48% and 31.46%.

The combined effect is that the Fund has returned 3.36% over the last fiscal year and is at a monthly all time high. Meanwhile, the S&P 500 has returned -26.21% in the past year and has returned -38.15% since its monthly peak level on October 2007 (having started the year already down 16.18%).  The Russell 2000 has returned –25.01% for the year and returned -38.07% since its monthly peak level on May 2007 (having started the year already down 17.41%).

Thank you for your continued support and trust in us.

Sincerely,

Steven Wegener

Wegener, LLC

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIOD ENDED JUNE 30, 2009

	1 Year	Since Inception (9/13/2006)
Wegener Adaptive Growth Fund	3.36%	8.05%
S&P 500 Index	(26.21)%	(10.11)%
Russell 2000 Index	(25.01)%	(10.89)%

13,000
12,000
11,000
10,000
9,000
8,000
7,000
6,000
5,000
Wegener Adaptive Growth Fund ($12,422)
S&P 500 Index ($7,419)
Russell 2000 Index ($7,241)
9/13/2006
10/31/2006
12/31/2006
2/28/2007
4/30/2007
6/30/2006
8/31/2007
10/31/2007
12/31/2007
2/29/2008
4/30/2008
6/30/2008
8/31/2008
10/31/2008
12/31/2008
2/28/2009
4/30/2009
6/30/2009

This chart assumes an initial investment of $10,000 made on 9/13/2006 (commencement of operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (800) 595-4077.

WEGENER ADAPTIVE GROWTH FUND

Portfolio Illustration

June 30, 2009 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments excluding options, short term investments and cash equivalents.

	Wegener Adaptive Growth Fund
	Schedule of Investments
	June 30, 2009

Shares		Value

COMMON STOCKS - 98.59%

Arrangement of Transportation - 0.11%
500	Pacer International, Inc.	$ 1,115

Biological Products - 1.72%
2,250	PDL Biopharma, Inc.	17,775

Bituminous Coal & Lignite Mining - 0.44%
100	BHP Billiton Plc (United Kingdom) ADR	4,546

Communications Equipment, NEC - 0.36%
500	China Security & Survelillance Technology, Inc. *	3,770

Crude Petroleum & Natural Gas - 0.85%
175	Royal Dutch Shell Plc. (United Kingdom) ADR	8,783

Deep Sea Transportation (Foreign) - 1.02%
380	Tsakos Energy Navigation Ltd. (Greece)	6,133
1,000	Ultrapetrol Bahamas Ltd. (Bahamas) *	4,430
		10,563
Diversified Financial Services - 0.76%
850	Prospect Capital Corp.	7,820

Fats & Oils - 2.43%
940	Archer-Daniels-Midland Co.	25,164

Finance-SBIC - 2.35%
1,809	Hercules Technology Growth Capital, Inc.	15,195
835	Triangle Cap Corp.	9,118
		24,313
Finance Services - 1.54%
2,000	Global Cash Access Holdings, Inc. *	15,920

Fire, Marine & Casualty Insurance - 3.98%
2,800	Affirmative Insurance Holdings, Inc.	9,940
70	Fairfax Financial Holdings Ltd.	17,464
450	Safety Insurance Group, Inc.	13,752
		41,156
Functions Related To Depository Banking, NEC - 0.45%
900	QC Holdings, Inc.	4,626

Gold & Silver Ores - 1.83%
2,500	Drdgold Ltd. (South Africa) ADR	18,975

Hospital & Medical Service Plans - 3.67%
475	Amerigroup Corp. *	12,754
150	Cigna Corp.	3,613
535	Centene Corp. *	10,689
340	Humana, Inc. *	10,968
		38,024
Industrial Organic Chemicals - 1.14%
175	Newmarket Corp.	11,783

Jewelry, Precious Metal - 7.21%
3,600	FUQI International, Inc. (China) *	74,556

Meat Packing Plants - 1.50%
1,500	Zhongpin, Inc. (China) *	15,540

Medicinal Chemicals & Botanical Products - 0.70%
700	Nutraceutical International Corp. *	7,273

Miscellaneous Furniture & Fixtures - 0.26%
350	Knoll, Inc.	2,653

Miscellaneous Transportation Equipment - 0.85%
1,000	Force Protection, Inc. *	8,840

Motor Vehicles & Passanger Car Bodies - 1.64%
1,500	Spartan Motors, Inc.	16,995

National Commercial Banks - 0.41%
380	First United Corp.	4,275

Natural Gas Distribution - 0.96%
300	Laclede Group, Inc.	9,939

Natural Gas Transmission - 0.31%
70	National Grid Plc. (United Kingdom) ADR	3,166

Oil & Gas Field Machinery & Equipment - 2.78%
450	Oil States International, Inc. *	10,895
2,800	WSP Holdings Ltd. (China) ADR	17,920
		28,815
Ophthalmic Goods - 1.10%
2,250	Shamir Optical Industry Ltd. (Israel) *	11,408

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 0.63%
600	Span America Medical Systems, Inc.	6,492

Personal Credit Institutions - 1.12%
850	Nelnet, Inc. Class-A *	11,552

Petroleum Refining - 1.47%
350	Sunoco, Inc.	8,120
1,000	Western Refining, Inc. *	7,060
		15,180
Pharmaceutical Preparations - 8.94%
460	Astrazeneca Plc (United Kingdom) ADR	20,304
550	Bioval Corp. International (Canada)	7,398
400	Emergent Biosolutions, Inc. *	5,732
100	Endopharmaceuticals Holdings, Inc. *	1,792
260	Glaxosmithkline Plc. (United Kingdom) ADR	9,188
1,400	King Pharmaceuticals, Inc. *	13,482
804	Matrixx Initiatives, Inc. *	4,494
750	Pfizer, Inc.	11,250
100	Sanofi-Aventis (France) ADR	2,949
920	Sepracor, Inc. *	15,953
		92,542
Primary Smelting & Refining of Nonferrous Metals - 1.37%
400	Horsehead Holdings Corp. *	2,980
900	Sterlite Industries Ltd. (India) ADR	11,196
		14,176
Real Estate Investment Trust - 4.53%
500	Capstead Mortgage Corp.	6,355
1,400	First Potomac Realty Trust	13,650
500	Kilroy Realty Corp.	10,270
800	Medical Properties Trust, Inc.	4,856
850	Sun Communities, Inc.	11,713
		46,844
Retail-Apparel & Accessory Stores - 0.33%
100	Joseph A Bank Clothier, Inc. *	3,446

Retail-Auto Dealers & Gasoline - 0.53%
330	Pantry, Inc. *	5,478

Retail-Catalog & Mail-Order Houses - 2.42%
2,300	PC Mall, Inc. *	15,548
800	Systemax, Inc. *	9,528
		25,076
Retail-Eating Places - 3.01%
205	Cracker Barrel Old Country Store, Inc.	5,720
2,600	Famous Daves of America, Inc. *	15,964
1,100	Landrys Restaurants, Inc. *	9,460
		31,144
Retail-Radio TV & Consumer Electronics Stores - 1.33%
1,100	Conns, Inc. *	13,750

Search, Detection, Navagation, Guidance, Aeronautical Systems - 0.27%
100	Harris Corp.	2,836

Security Brokers, Dealers & Floatations Companies - 1.43%
1,650	Penson Worldwide, Inc. *	14,767

Semiconductors & Related Devices - 1.96%
5,400	Himax Technologies, Inc. (Taiwan) ADR	20,250

Services-Business Services, NE - 1.28%
5,400	China Techfaith Wireless Communication Technology Ltd. (China) ADR *	10,638
600	Powersecure International, Inc. *	2,556
		13,194
Services-Computer Integrated Systems Design - 1.48%
500	Intregal Systems, Inc. *	4,160
445	Synnex Corp. *	11,121
		15,281
Services-Computer Programming - 3.35%
1,870	Computer Task Group, Inc.	11,426
200	JDA Software Group, Inc. *	2,992
2,525	Virtusa Corp. *	20,276
		34,694
Services-Engineering Services - 0.88%
350	Vse Corp.	9,156

Services-Equipment Rental & Leasing - 0.61%
700	Aerocentury Corp. *	6,335

Services-Help Supply Services - 0.72%
5,550	Comforce Corp. *	7,493

Services-Miscellaneous Equipment Rental & Leasing - 0.49%
650	Babcock & Brown Air Ltd. (Ireland) ADR	5,057

Services-Skilled Nursing Care - 0.38%
1,300	Advocat, Inc. *	3,926

State Commercial Banks - 0.86%
550	Horizon Bancorp	8,938

Steel Works, Blast Furnaces & Rolling & Finishing Mills - 0.58%
1,100	Friedman Industries, Inc.	5,973

Telecomunication Services (Foreign) - 1.96%
221	Brasil Telecom Participaceoes SA ADR (Brazil) *	8,486
580	Nippon Telegraph & Telephone Corp. (Japan) ADR *	11,803
		20,289
Telephone & Telegraph Apparatus - 1.47%
5,200	Qiao Xing Communication Co. Ltd. (China) *	15,184

Water Transportation - 0.67%
600	Horizon Lines, Inc. Class-A	2,316
500	Teekay Tankers Ltd. (Bahamas)	4,645
		6,961
Wholesale-Computer & Peripheral Equipment & Software - 0.75%
1,200	En Pointe Technologies, Inc. *	2,700
350	Eplus, Inc. *	5,099
		7,799
Wholesale-Drugs, Proprietaries - 1.02%
240	McKesson Corp.	10,560

Wholesale-Electrical Apparatus - 3.04%
5,009	Richardson Electronics Ltd.	16,379
1,400	Tessco Technologies, Inc. *	15,120
		31,499
Wholesale-Groceries, General Line - 3.11%
450	Core-Mark Holding Company, Inc. *	11,727
500	Amcon Distributing Co.	20,485
		32,212
Wholesale-Industrial Machinery - 0.94%
1,850	CE Franklin Ltd. (Canada) *	9,694

Wholesale-Medical, Dental & Hospital Equipment & Supplies - 2.38%
250	MWI Veterinary Supply, Inc. *	8,715
360	Owens & Minor, Inc.	15,775
		24,490
Wholesale-Metals Service Centers & Offices - 1.12%
300	Reliance Steel & Aluminum Co.	11,517

Wholesale-Miscellaneous Durable Goods - 0.20%
100	Sims Metal Management Ltd. (Australia) ADR	2,062

Wholesale-Petroleum & Petroleum Products - 1.59%
400	World Fuel Services Corp.	16,492

TOTAL FOR COMMON STOCKS (Cost $972,643) - 98.59%		1,020,132

LIMITED PARTNERSHIPS - 3.76%
50	Calumet Specialty Products Partners, L.P.	775
100	Capital Products Partners L.P.	900
750	Global Partners L.P.	13,913
200	Martin Midstream Partners L.P.	4,128
20	Oneok Partners L.P.	916
1,400	OSG America L.P.	9,366
300	Teppco Partners L.P.	8,958

TOTAL FOR LIMITED PARTNERSHIPS (Cost $30,251) - 3.76%		38,956

PUT OPTIONS - 0.73%

Underlying Security
Expiration Date/Exercise Price

Shares Subject
to Put
	Russell 2000 Index
1,600	July 2009 Put @ 480.00	5,920

	S&P 500 Index
200	July 2009 Put @ 890.00	1,660

	Total (Premiums Total for Put Options Paid $57,706) - 0.73%	7,580

SHORT TERM INVESTMENTS - 3.83%
39,680	Fidelity Money Market Portfolio Class Select 0.77% ** (Cost $39,680)	39,680

TOTAL FOR SHORT-TERM INVESTMENTS (Cost $39,680) - 3.83%		39,680

TOTAL INVESTMENTS (Cost $1,100,280) - 106.91%		1,106,348

LIABILITIES IN EXCESS OF OTHER ASSETS - (6.91)%		(71,623)

NET ASSETS - 100.00%		$ 1,034,725

* Non-income producing securities during the period.
** Variable rate security; the coupon rate shown represents the yield at June 30, 2009.
ADR - American Depositary Receipt
The accompanying notes are an integral part of these financial statements.

Wegener Adaptive Growth Fund
Schedule of Investments
June 30, 2009

CALL OPTIONS WRITTEN

Underlying Security	Shares Subject
Expiration Date/Exercise Price	to Call	Value

Russell 2000 Index
July 2009 Call @ $480.00	1,600	$ 53,600

S&P 500 Index
July 2009 Call @ $890.00	200	7,540

Total (Premiums Received $49,818)		$ 61,140

Wegener Adaptive Growth Fund
Statement of Assets and Liabilities
June 30, 2009

Assets:
Investments in Securities, at Value (Cost $1,100,280)	$ 1,106,348
Receivables:
Dividends and Interest	4,110
Shareholder Subscription	500
Receivable for Securities Sold	11,943
Prepaid Expenses	311
Total Assets	1,123,212
Liabilities:
Call Options Written at Fair Market Value (premiums received $49,818)	61,140
Payable for Securities Purchased	11,945
Due to Advisor	3,324
Other Accrued Expenses	12,078
Total Liabilities	88,487
Net Assets	$ 1,034,725

Net Assets Consist of:
Paid In Capital	$ 1,148,276
Accumulated Undistributed Net Investment Income	10,039
Accumulated Realized Loss on Investments	(118,336)
Unrealized Depreciation in Value of Investments	(5,254)
Net Assets, for 129,266 Shares Outstanding	$ 1,034,725

Net Asset Value Per Share	$ 8.00

Minimum Redemption Price Per Share	$ 7.88

The accompanying notes are an integral part of these financial statements.

Wegener Adaptive Growth Fund
Statement of Operations
For the year ended June 30, 2009

Investment Income:
Dividends (net of foreign tax withheld of $482)	$ 27,704
Interest	1,181
Total Investment Income	28,885

Expenses:
Advisory Fees	10,820
Legal Fees	3,719
Audit Fees	8,946
Transfer Agent Fees	7,371
Custody Fees	8,087
Trustee Fees	2,496
Insurance Fees	509
Miscellaneous Fees	398
Total Expenses	42,346
Fees Waived and Reimbursed by the Advisor	(25,121)
Net Expenses	17,225

Net Investment Income	11,660

Realized and Unrealized Gain (Loss) on Investments:
Realized Loss on Investments	(261,987)
Realized Gain on Options	351,142
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	43,704
Options	(109,346)
Realized and Unrealized Gain on Investments	23,513

Net Increase in Net Assets Resulting from Operations	$ 35,173

The accompanying notes are an integral part of these financial statements.

Wegener Adaptive Growth Fund
Statements of Changes in Net Assets

	Years Ended
	6/30/2009	6/30/2008
Increase (Decrease) in Net Assets From Operations:
Net Investment Income (Loss)	$ 11,660	$ (1,984)
Net Realized Gain on Investments and Options Written	89,155	130,998
Unrealized Depreciation on Investments and Options Written	(65,642)	(62,412)
Net Increase in Net Assets Resulting from Operations	35,173	66,602

Distributions to Shareholders:
Net Investment Income	(1,621)	-
Realized Gains	(259,431)	(50,998)
Total Distributions Paid to Shareholders	(261,052)	(50,998)

Capital Share Transactions	268,052	91,603

Total Increase in Net Assets	42,173	107,207

Net Assets:
Beginning of Period	992,552	885,345

End of Period (Including Undistributed Net Investment Income of $10,039 and
$0, respectively)	$ 1,034,725	$ 992,552

The accompanying notes are an integral part of these financial statements.

Wegener Adaptive Growth Fund
Financial Highlights
Selected data for a share outstanding throughout the period.

			Period *
	Years Ended		Ended
	6/30/2009	6/30/2008	6/30/2007

Net Asset Value, at Beginning of Period	$ 11.36	$ 11.19	$ 10.00

Income From Investment Operations:
Net Investment Income (Loss) **	0.11	(0.02)	(0.02)
Net Gain on Securities (Realized and Unrealized)	(0.49)	0.81	1.21
Total from Investment Operations	(0.38)	0.79	1.19

Distributions:
Net Investment Income	(0.02)	-	-
Realized Gains	(2.96)	(0.62)	-
Total from Distributions	(2.98)	(0.62)	-

Net Asset Value, at End of Period	$ 8.00	$ 11.36	$ 11.19

Total Return ***	3.36%	7.40%	11.90%

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 1,034	$ 993	$ 885
Before Waivers
Ratio of Expenses to Average Net Assets ****	4.86%	6.00%	6.48%
Ratio of Net Investment Income (Loss) to Average Net Assets ****	(1.55)%	(4.22)%	(4.72)%
After Waivers
Ratio of Expenses to Average Net Assets ****	1.99%	1.99%	1.99%
Ratio of Net Investment Income (Loss) to Average Net Assets ****	1.34%	(0.21)%	(0.24)%
Portfolio Turnover	124.70%	95.86%	81.91%

* For the period September 13, 2006 (commencement of investment operations) through June 30, 2007.
** Per share net investment income (loss) has been determined on the basis of average shares outstanding during the period.
*** Assumes reinvestment of dividends. Not annualized for peroids of less than one year.
**** Annualized for periods of less than one year.

The accompanying notes are an integral part of these financial statements.

WEGENER ADAPTIVE GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2009

Note 1. Organization

The Wegener Adaptive Growth Fund (the “Fund”), is a diversified series of the Wegener Investment Trust (the “Trust”), an open-end registered investment company that was organized as an Ohio business trust on January 23, 2006. The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series. The Fund is currently the only series authorized by the Trustees. The Fund’s investment objective is long-term capital appreciation while attempting to protect capital during negative market conditions using hedging strategies. The Fund’s principal investment strategy is to invest in a portfolio of common stocks that the Fund’s investment manager, Wegener, LLC (the “Advisor”), believes has superior prospects for appreciation.  The Fund commenced operations September 13, 2006.

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Security Valuation- Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, when restricted or illiquid securities are being valued, or if an event occurs after the close of trading on the domestic or foreign exchange or market in which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, such securities are valued as determined in good faith by the Advisor in conformity with guidelines adopted by and subject to review of the Board of Trustees. The Board has adopted guidelines for good faith pricing, and has delegated to the Advisor the responsibility for determining fair value prices, subject to review by the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.  No securities were Fair Valued as of June 30, 2009.

In accordance with FAS 157, fair value is defined as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency  of  inputs  to  the valuation of an asset or liability.  The three-tier hierarchy of inputs is summarized below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2009:

Investments in Securities:
(Assets)	Level 1	Level 2	Level 3	Total
Equity Securities	$1,020,132	-	-	$1,020,132
Limited Partnerships	38,956			38,956
Put Options	7,580	-	-	7,580
Short-Term Investments	39,680	-	-	39,680
Total	$1,106,348	-	-	$1,106,348

Investments in Securities Sold Short:

(Liabilities)
Call Options	$61,140	-	-	$61,140
Total	$61,140	-	-	$61,140

Repurchase Agreements- In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines; realization of the collateral by the Fund may be delayed or limited.

Financial Futures Contracts- The Fund invests in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Share Valuation- The price (net asset value) of the shares of the Fund is normally determined as of 4:00 p.m., Eastern time on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Security Transaction Timing- Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Redemption Fee – To discourage short-term trades by investors, the Funds will impose a redemption fee of 1.50% of the total redemption amount (calculated at market value) if shares are redeemed within six months of purchase.  There were no redemption fees collected for the Fund for the year ended June 30, 2009.

Short Sales- The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Option Writing- When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

Income Taxes- The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.

Distributions to Shareholders- The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date.  See Note 8.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Note 3. Investment Management Agreement

The Fund has a management agreement (the “Management Agreement”) with the Advisor to furnish investment advisory and management services to the Fund. The Fund will pay the Advisor a monthly fee based on the Fund’s average daily net assets at the annual rate of 1.25%.

The Advisor has contractually agreed to waive fees and/or reimburse the expenses but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; indirect costs of investing in other funds; and extraordinary expenses) at 1.99% of its average daily net assets through October 31, 2009, when the contract expires. Advisory fee waivers and expense reimbursements by the Advisor are subject to repayment by the Fund for a period of three years after such fees and expenses are incurred provided that the repayments do not cause the ordinary expenses to exceed 1.99% per annum. For the year ended June 30, 2009, the Advisor earned advisory fees of $10,820, of which all was waived and the Advisor reimbursed the Fund $25,121.

The Advisor will be entitled to reimbursement of fees waived or reimbursed by the Advisor to the Funds.  Fees waived or expenses reimbursed during a given year may be paid to the Advisor during the following three year period to the extent that payment of such expenses does not cause the Fund to exceed the expense limitation.  As of June 30, 2009, the unreimbursed amounts paid or waived by the Advisor on behalf of the Fund are $89,823.  As of June 30, 2009, amounts subject to future recoupment are as follows:

Fiscal Year Ended	Recoverable Through	Amount
June 30, 2007	June 30, 2010	$ 27,740
June 30, 2008	June 30, 2011	$ 36,962
June 30, 2009	June 30, 2012	$ 25,121

Note 4. Related Party Transactions

Steven M. Wegener is the control person of the Advisor and also serves as a trustee and officer of the Trust.  Mr. Wegener receives benefits from the Advisor resulting from management fees paid to the Advisor by the Fund.  Trustees who are not interested persons of the Fund were paid a total of $1,000 in Trustee fees by the Fund’s Advisor for the year ended June 30, 2009.

Note 5. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares of separate series.  Paid in capital at June 30, 2009 was $1,148,276 representing 129,266 shares outstanding.

Transactions in capital stock were as follows:

	Year Ended June 30, 2009	Year Ended June 30, 2008
	Shares	Amount	Shares	Amount
Shares sold	909	$7,000	3,518	$40,605
Shares reinvested	40,981	261,052	4,762	50,998
Shares redeemed	-	-	-	-
Net Increase	41,890	$268,052	8,280	$91,603

Note 6. Options

As of June 30, 2009, the Fund had outstanding written call options valued at $61,140.

Transactions in written call options during the year ended June 30, 2009 were as follows:

	Number of	Premiums
	Contracts	Received
Options outstanding at June 30, 2008	12	$ 56,206
Options written	43	167,068
Options exercised	-	-
Options expired	-	-
Options terminated in closing purchase transaction	(37)	(173,456)
Options outstanding at December 31, 2008	18	$ 49,818

As of June 30, 2009, the Fund held put options valued at $7,580.

Transactions in options purchased during the year ended June 30, 2009 were as follows:

	Number of	Premiums
	Contracts	Paid
Options outstanding at June 30, 2008	12	$ 44,658
Options purchased	54	208,033
Options expired	(2)	(1,006)
Options Terminated	(46)	(193,979)
Options outstanding at June 30, 2009	18	$ 57,706

Note 7. Investment Transactions

For the year ended June 30, 2009, purchases and sales of investment securities other than U.S. Government obligations, short-term investments and options aggregated $1,372,936 and $1,024,184, respectively.  Purchases and sales of options aggregated $252,676 and $585,434, respectively.   Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

Note 8. Tax Matters

As of June 30, 2009, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities for the Fund were as follows:

Undistributed ordinary income

          $       10,039

Post-October capital loss deferrals realized between 11/1/08 and 6/30/2009*                $     133,594

Gross unrealized appreciation on investment securities

          $     193,399

Gross unrealized depreciation on investment securities

               (137,205)

Net unrealized appreciation on investment securities

          $       56,194

Cost of investment securities, including Short Term investments **

          $  1,100,280

*These deferrals are considered incurred in the subsequent year.

**The difference, if any, between book and tax cost represents disallowed wash sales for tax purposes.

On December 30, 2008 the Wegener Adaptive Growth Fund paid a net investment income gain of $0.0185 per share, a short-term capital gain of $1.0113 per share, and a long-term capital gain of $1.9496 for a total distribution of $261,052.

The tax character of the distributions paid were as follows:

Distributions paid from:
Ordinary income	$90,230
Long term capital gain	170,822
$261,052

Permanent book and tax differences relating to shareholder distributions may result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain/loss.  Undistributed net investment income and accumulated undistributed net realized gain/loss on investment transactions may include temporary book and tax differences which reverse in subsequent periods.  Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Note 9. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of June 30, 2009, the family of Steven M. Wegener, who serves as a control person of the Advisor and as a trustee and officer of the Trust, in aggregate, owned approximately 98.92% of the Fund and may be deemed to control the Fund.

Note 10.  New Accounting Pronouncements

In March 2008, FASB issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.  SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows.

On June 15, 2009, the Fund adopted Financial Accounting Standards Board Standard No. 157-4 – Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions that are Not Orderly.  At adoption the Fund evaluated the level and activity for the assets and liabilities of the Fund to ascertain that the fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction (that is, not a forced liquidation or distressed sale) between market participants at the measurement date under current market conditions.  Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

In May 2009, FASB issued the Statement of Financial Accounting Standards No. 165, "Subsequent Events" ("SFAS 165"). SFAS 165 is effective for fiscal years and interim periods ending after June 15, 2009.  SFAS 165 requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date – that is, whether that date represents the date the financial statements were issued or were available to be issued.  In preparing these financial statements, the Funds has evaluated events and transactions for potential recognition or disclosure through August 27, 2009, the date the financial statements were issued; the Fund has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

   of  Wegener Adaptive Growth Fund,

   a Series of the Wegener Investment Trust

We have audited the accompanying statement of assets and liabilities of Wegener Adaptive Growth Fund, (the "Fund"), a series of the Wegener Investment Trust (the “Trust”), including the schedule of investments, as of June 30, 2009 and the related statements of operations for the year then ended, changes in net assets for the two years then ended and the financial highlights for the two years then ended and for the period September 13, 2006 (commencement of investment operations) through June 30, 2007.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities and cash owned as of June 30, 2009, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Wegener Adaptive Growth Fund, a series of the Wegener Investment Trust, as of June 30, 2009, the results of its operations, changes in its net assets and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania

August 27, 2009

Wegener Adaptive Growth Fund
Expense Illustration
June 30, 2009 (Unaudited)

Expense Example

As a shareholder of the Wegener Adaptive Growth Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 through June 30, 2009.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	January 1, 2009	June 30, 2009	January 1,2009 to June 30,2009

Actual	$1,000.00	$1,230.77	$11.01
Hypothetical (5% Annual
Return before expenses)	$1,000.00	$1,014.93	$9.94

* Expenses are equal to the Fund's annualized expense ratio of 1.99%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

WEGENER ADAPTIVE GROWTH FUND

TRUSTEES AND OFFICERS

JUNE 30, 2009 (UNAUDITED)

TRUSTEES AND OFFICERS

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  Each Trustee serves as a Trustee until the termination of the Trust unless the Trustee dies, resigns, retires or is removed.

Name, Address and Age	Position, Length of Time Served with the Trust, and Term of Office	Principal Occupations During Past 5 Years and Current Directorships
Michael E. Kitces 922 Jaysmith Street Great Falls, VA 22066 32	Trustee since 2006, Indefinite	Director of Financial Planning, Pinnacle Advisory Group, Inc. since 11/2002;
Mark D. Pankin 1018 North Cleveland Street Arlington, VA 22201 64	Trustee since 2006, Indefinite	Owner/Principal of MDP Associates LLC, an investment advisory firm, since 10/1994 (reorganized advisory business from sole proprietorship to LLC in 1/2002)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address, and Age	Position, Length of Time Served with the Trust, and Term of Office	Principal Occupations During Past 5 Years and Current Directorships
Steven M. Wegener[1] 5575 Vincent Gate Terrace, #1248 Alexandria, VA 22312 32	Trustee, Treasurer, President and Chief Compliance Officer since 2006, One Year	President, Wegener, LLC (2003-present);
Niloufar Marandiz[1] 5575 Vincent Gate Terrace, #1248 Alexandria, VA 22312 34	Secretary since 2006, One Year	Project Manager, Vivakos (2007-present). Engineer, Mantaro Networks (2005-2006), Engineer, Isocore (2004-2005).

1 Steven Michael Wegener is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Advisor.  Steve Wegener and Niloufar Marandiz are spouses.

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (800) 595-4077 to request a copy of the SAI or to make shareholder inquiries.

WEGENER ADAPTIVE GROWTH FUND

ADDITIONAL INFORMATION

JUNE 30, 2009 (UNAUDITED)

Portfolio Holdings

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on September 30 and March 31. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (800) 595-4077.

Proxy Voting Guidelines

The Fund’s Advisor is responsible for exercising the voting rights associated with the securities held by the Fund.  A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge by calling 1-800-595-4077.  It is also included in the Fund’s State of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30th will be available without charge, upon request, by calling our toll free number 1-800-595-4077.

Approval of Management Agreement

The Management Agreement between the Trust and Wegener, LLC (the “Adviser”) on behalf of the Wegener Adaptive Growth Fund (the “Fund”) was renewed by the Board of Trustees (the “Trustees”), including a majority of the Trustees who are not interested in persons of the Trust or interested parties of the Agreement (collectively, the “Independent Trustees”), at an in-person meeting held on June 25, 2009.  The Trustees reviewed a memorandum describing their duties when considering renewal of the Management Agreement.  The Board then reviewed a copy of the Management Agreement and discussed its terms.  The factors considered by the Board of Trustees included: (i) the Adviser’s business and the qualifications of its personnel, (ii) the nature, extent and quality of the services provided by the Adviser to the Fund, (iii) the investment performance of the Adviser, (iv) the costs of the services to be provided and the profits to be realized by the Adviser, (v) the extent to which economies of scale will be realized as the Fund grows, and (vi) whether the fee levels reflect these economies of scales to the benefit of shareholders.

As to the nature, extent, and quality of the services provided by the Adviser, the Board considered the Adviser’s investment strategies and execution of those strategies.  The Trustees reviewed the Adviser’s ADV Parts I and II, which describes the operations and policies of the Adviser.  The Trustees also reviewed a report from the Adviser, in which the Adviser addressed a series of questions prepared by the Trust’s legal counsel, the responses to which provided information relevant to their deliberations (the “Report”).  The Report included information regarding, among other things, the personnel of the Adviser and the Adviser’s compliance activities.  The Adviser certified to the Board that it had complied with the Trust’s Code of Ethics.  The Adviser noted that there had been no SEC inspections or litigation and no changes in personnel.  The Fund’s Portfolio Manager noted that the Adviser had begun to structure its principal activities towards mutual funds and away from managed accounts.  The Board discussed the compliance activities of the Trust’s CCO.  Based on the information in the Report and their discussions with The Fund’s Portfolio Manager, the Trustees concluded the Adviser had provided high quality services to the Fund, and that the nature and extent of the services provided by the Adviser were reasonable and consistent with the Board’s expectations.

As to the Fund’s performance, the Board reviewed information in the Report regarding the Fund’s one year, and since inception returns.  The Adviser also presented comparison performance information on the S&P 500 Index, the Fund’s benchmark, as well as comparisons to the Russell 2000 Index and a peer group of other long-short funds with similar investment objectives and strategies to those of the Fund and of a comparable asset sizes (the “Peer Group”).  In particular, the Trustees noted that the Fund had out-performed the Hussman Strategic Growth Fund, which had a similar investment philosophy to that of the Fund.  The Trustees then discussed the performance of the Fund compared to that of each of the funds in the Peer Group and it was their consensus that the Adviser’s performance had been stellar compared not only to the Peer Group but also to the Fund’s benchmark.

The Board reviewed information comparing the management fee and expense ratio of the Fund to the fees and expenses paid by funds in the Peer Group.  The Trustees noted that the Fund’s management fee of 1.25% and expense ratio of 2.00% were each well within the range for the Peer Group.  In particular, the Trustees noted that the Fund’s advisory fee was attractive compared even to smaller peers.   Following discussion, it was the consensus of the Board that the Fund’s expense ratio and management fee were fair considering the small size of the Fund and the expertise needed to execute the Fund’s strategy.

As to the profitability of the Adviser, the Board noted that, to date, the Adviser had operated at a loss in an effort to maintain the Fund’s favorable expense ratio of 2.00%.  As to economies of scale, it was the consensus of the Trustees that economies of scale will be realized as the Fund’s assets grow but were not relevant at this time.  With respect to the fee waiver pursuant to which the Adviser would cap certain Fund expenses at 1.99% until October 31, 2009, the Trustees noted that the Adviser appeared to have the financial wherewithal to continue the expense cap due to a line of credit and personal guaranty backing the obligation of the Adviser to reimburse expenses.  The Board then noted that the line of credit would expire in 2011 and determined to revisit the issue again next year.

As to economies of scale, the Trustees noted that the Adviser had implemented a schedule for the asset levels at which certain breakpoints would be achieved.  However, the Board concluded that given the relatively low level of assets in the Fund, a discussion of economies of scale was not relevant at that time.

The Board then temporarily adjourned for an executive session of the Independent Trustees with Trust counsel.  Upon reconvening, the Board determined that the overall arranged provided under the terms of the Agreement was a reasonable business arrangement and that the approval of the Agreement was in the best interests of the Trust and the Fund’s shareholders.  Accordingly, they approved the continuation of the Management Agreement for an additional year.

Board of Trustees

Michael E. Kitces

Mark D. Pankin

Steven M. Wegener

Investment Adviser

Wegener, LLC

5575 Vincent Gate Terrace, #1248

Alexandria, VA 22312

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank, NA

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Wegener Adaptive Growth Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

Not Applicable

Item 3. Audit Committee Financial Expert.

Not Applicable

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2009

$ 12,000

FY 2008

$ 11,000

(b)

Audit-Related Fees

Registrant

FY2009

$ 0

FY2008

$ 0

Nature of the fees:

Not applicable.

(c)

Tax Fees

Registrant

FY 2009

$ 1,900

FY 2008

$ 1,200

Nature of the fees:

Tax preparation and filing.

(d)

All Other Fees

Registrant

FY 2009

$ 0

FY 2008

$ 0

Nature of the fees:

Not applicable.

(e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2009

$ 1,900

FY 2008

$ 1,200

(h)

The registrant's audit committee has not considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not Applicable

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

Internal Controls.  There were no significant changes in Registrant’s internal controls of in other factors that could significantly effect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herewith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wegener Investment Trust

By /s/Steven M. Wegener

   *Steven M. Wegener

     President and Treasurer

Date September 8, 2009

* Print the name and title of each signing officer under his or her signature.